UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2016

Paperweight Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-82084-01	39-2014992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin		54912-0359
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 920-734-9841

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Appvion, Inc. announced today that Ethan W. Haas, Vice President and General Manager – Carbonless and Specialty Papers of Appvion, Inc. has voluntarily resigned. Mr. Haas’ resignation is effective September 30, 2016.

Appvion, Inc. also announced today that Justin C. Merritt, Vice President and General Manager – Thermal of Appvion, Inc. has been promoted to Senior Vice President – Sales, Marketing, Research and Development. Mr. Merritt’s promotion is effective September 8, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2016

By:	/s/ Thomas J. Ferree
Senior Vice President Finance, Chief Financial Officer and Treasurer